(HUBBELL LOGO)
                        Date:             July 23, 2003      NEWS RELEASE

                        For Release:      IMMEDIATELY

                                                      HUBBELL INCORPORATED
                                                      584 Derby-Milford Road
                                                      P. O. Box 549
                                                      Orange, CT  06477
                                                      203-799-4100

                            Contact: Thomas R. Conlin




                             HUBBELL REPORTS SECOND

                                 QUARTER RESULTS

ORANGE, CT. (July 23, 2003) -- Hubbell Incorporated (NYSE: HUBA, HUBB) today reported its results for the second quarter ended June 30, 2003.

Sales for the quarter were $449.3 million or a 9% increase over sales of $414.1 million reported for the corresponding period of 2002. Incremental sales primarily resulted from acquisitions completed last year: LCA Group, Inc., on April 26, 2002, and the pole line hardware business of Cooper Power Systems, Inc., on November 22, 2002.

Net income in the second quarter was $24.2 million or $.40 per diluted share as compared to $30.8 million or $.51, respectively, reported for the equivalent period of the prior year. Items affecting comparability included in these results are:

      - In the second quarter 2003, earnings per share included costs of $6.6 million, pre-tax, or $.07 per diluted share incurred in the ongoing restructuring of lighting operations. The $6.6 million included $4.6 million to discontinue a lighting product line (of which $1.8 million was recorded in Cost of goods sold), and $2.0 million for ongoing lighting restructuring.

      - In the second quarter 2002, diluted earnings per share included a benefit of $.07 per diluted share primarily from a favorable tax settlement.

                                  -continued-

Excluding the impact of these items in both years, second quarter diluted earnings per share would have been 7% higher than the prior year.

OPERATIONS REVIEW

"Flexibility kept us on target," said Timothy H. Powers, President and Chief Executive Officer, " as uncertainty associated with the Iraq conflict continued to impact business levels. Appropriate cost containment actions and a 5% reduction in our labor force were implemented. These actions along with normal seasonal strengthening in demand helped our operating margins excluding charges for ongoing restructuring of lighting operations improve by 120 basis points compared to the first quarter 2003."

"Our focus on asset management continues to pay off," Powers added. "Operating cash flow was exceptionally strong at more than $54 million in the quarter and a year-to-date total of approximately $90 million. Continuing inventory reduction played a major role, down by $30 million year-to-date, as we approach our full year 2003 goal of $30 -- $40 million. Net debt reduction also continued during the quarter - down by $49 million year-to-date to net debt of $118 million at mid-year - after paying out $39 million in cash dividends to shareholders so far in 2003."

SEGMENT REVIEW

Demand remained generally flat across many of the Company's markets with seasonal improvement for summer construction scattered geographically and generally modest in degree. Acquisitions, strength in some specialty markets, and internal profitability programs benefited results. Percentage comparisons noted below are for the second quarter 2003 versus the equivalent period last year.

Sales for the Electrical Segment rose by 10% and operating income, excluding special charges, rose by 4%. The expansion of Hubbell Lighting by acquisition in 2002 was the primary component of the higher volume although the wiring systems and electrical products businesses also recorded modestly higher sales. Residential markets continued to show strength with Progress Lighting, the nation's largest supplier of decorative fixtures, turning in another solid quarter. Commercial and industrial markets remain generally weak as construction awards continued to decline year-over-year. Pockets of strength were seen in certain segments of the market such as school construction projects and consumer spending in home centers.

Hubbell Power Systems Segment's sales were up 1% while operating income declined by 13%. Profitability was affected by product mix during the quarter with proportionately fewer sales of higher margin connectors,


                                  -continued-
as well as continuing integration expenses associated with the pole line hardware acquisition. Order input was weak as lower capital investment by utility customers, reduced spending on maintenance and repair, high distributor inventories, and the struggling economy all acted to dampen demand. Exacerbating the utility industry's difficulties are continuing liquidity constraints and an uncertain regulatory environment.

The Industrial Technology Segment reported a 12% increase in sales and $2.6 million operating income versus a $2.0 million loss in 2002 resulting from inventory write downs. The primary driver to the segment's performance was the GAI-Tronics unit and its broad lines of specialty communications technology. This unit continued to benefit from its leading share of the global market and the focus on security and safety in a wide range of applications. The other businesses in this segment, which serve industrial and high voltage markets, continue to contend with depressed demand.

SUMMARY AND OUTLOOK

"The second quarter in our markets continued at a slow pace," said Powers, "and we haven't seen any catalyst to spark substantial improvement through the remainder of 2003. Recent tax reductions and continuing low interest rates will be beneficial, but haven't had time to translate into economic growth. Even though our served markets are slow, our productivity and working capital programs are moving forward. These programs benefit our current results - demonstrated so far in 2003 - and will leverage Hubbell into a faster, more lean Company which will be able to take advantage of future growth."

Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words or phrases such as "plan", "could", expect", "expected", "estimates", "should", "likely", "goal", "probably", and others. Such forward-looking statements involve numerous assumptions, known and unknown risks, uncertainties and other factors which may cause actual and future performance or achievements of the Company to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include: achieving sales levels to fulfill revenue expectations; unexpected costs or charges, certain of


                                  -continued-
which may be outside the control of the Company; general economic and business conditions; and competition.

Hubbell Incorporated is an international manufacturer of quality electrical and electronic products for commercial, industrial, residential, utility, and telecommunications markets. With 2002 revenues of $1.6 billion, Hubbell Incorporated operates manufacturing facilities in North America, Puerto Rico, Mexico, Italy, Switzerland, and the United Kingdom, participates in a joint venture in Taiwan, and maintains sales offices in Singapore, Hong Kong, South Korea, People's Republic of China, and the Middle East. The corporate headquarters is located in Orange, CT.


                                    # # # # #

                       (Financial Schedules are Attached.)

                              HUBBELL INCORPORATED
                       CONSOLIDATED STATEMENT OF EARNINGS
                 (IN MILLIONS, EXCEPT PER SHARE DATA) UNAUDITED

                                            THREE MONTHS ENDED          SIX MONTHS ENDED
                                                 JUNE 30                    JUNE 30
                                         ----------------------      ----------------------
                                           2003          2002          2003          2002
                                         --------      --------      --------      --------
NET SALES

     ELECTRICAL                          $  331.0      $  300.0      $  643.1      $  493.1
     POWER                                   84.8          84.2         163.8         164.6
     INDUSTRIAL TECHNOLOGY                   33.5          29.9          61.8          58.1
                                         --------      --------      --------      --------
          TOTAL NET SALES                $  449.3      $  414.1      $  868.7      $  715.8
                                         ========      ========      ========      ========


     ELECTRICAL                          $   30.7      $   29.5      $   57.5      $   46.7

     SPECIAL CHARGE                          (4.8)         (0.2)         (5.9)         (0.8)
     GAIN ON SALE OF BUSINESS                  --            --            --           1.4
                                         --------      --------      --------      --------
        TOTAL ELECTRICAL                     25.9          29.3          51.6          47.3

     POWER                                    7.4           9.0          13.8          16.2
     SPECIAL CHARGE                            --          (0.5)           --          (0.6)
                                         --------      --------      --------      --------
        TOTAL POWER                           7.4           8.5          13.8          15.6

     INDUSTRIAL TECHNOLOGY                    2.6          (1.7)          4.3          (0.5)
     SPECIAL CHARGE                            --          (0.3)           --          (0.3)
                                         --------      --------      --------      --------
        TOTAL INDUSTRIAL TECHNOLOGY           2.6          (2.0)          4.3          (0.8)
                                         --------      --------      --------      --------
          TOTAL OPERATING INCOME             35.9          35.8          69.7          62.1
                                         --------      --------      --------      --------
OTHER INCOME (EXPENSE), NET                  (3.2)         (2.3)         (7.7)         (3.3)
                                         --------      --------      --------      --------
INCOME BEFORE INCOME TAXES
AND ACCOUNTING CHANGE                        32.7          33.5          62.0          58.8

PROVISION FOR INCOME TAXES                    8.5           2.7          16.1           8.5
                                         --------      --------      --------      --------

INCOME BEFORE EFFECT
OF ACCOUNTING CHANGE                         24.2          30.8          45.9          50.3
                                         --------      --------      --------      --------

EFFECT OF ACCOUNTING CHANGE
NET OF TAX (SFAS 142)                          --            --            --         (25.4)
                                         --------      --------      --------      --------

NET INCOME                               $   24.2      $   30.8      $   45.9      $   24.9
                                         ========      ========      ========      ========

EARNINGS PER SHARE BEFORE ACCOUNTING     $   0.40      $   0.51      $   0.76      $   0.84
   CHANGE - DILUTED

EARNINGS PER SHARE AFTER ACCOUNTING      $   0.40      $   0.51      $   0.76      $   0.41
   CHANGE - DILUTED

AVERAGE SHARES OUTSTANDING - DILUTED         59.9          59.9          59.9          59.7
                                         ========      ========      ========      ========

                              HUBBELL INCORPORATED
                       CONSOLIDATED STATEMENT OF EARNINGS
                 (IN MILLIONS, EXCEPT PER SHARE DATA) UNAUDITED

                                           THREE MONTHS ENDED           SIX MONTHS ENDED
                                                JUNE 30                      JUNE 30
                                         ----------------------      ----------------------
                                            2003          2002          2003          2002
                                         --------      --------      --------      --------
NET SALES                                $  449.3      $  414.1      $  868.7      $  715.8
COST OF GOODS SOLD                          333.6         308.0         643.2         533.3
                                         --------      --------      --------      --------

GROSS PROFIT                                115.7         106.1         225.5         182.5

SELLING & ADMINISTRATIVE  EXPENSES           75.0          69.3         149.9         120.1
SPECIAL CHARGE                                4.8           1.0           5.9           1.7
GAIN ON SALE OF BUSINESS                       --            --            --          (1.4)
                                         --------      --------      --------      --------

TOTAL OPERATING INCOME                       35.9          35.8          69.7          62.1

INVESTMENT INCOME                             1.0           1.3           2.0           2.6
INTEREST EXPENSE                             (5.1)         (4.3)        (10.3)         (6.5)
OTHER INCOME, NET                             0.9           0.7           0.6           0.6
                                         --------      --------      --------      --------

TOTAL OTHER INCOME (EXPENSE)                 (3.2)         (2.3)         (7.7)         (3.3)

INCOME BEFORE INCOME TAXES
AND ACCOUNTING CHANGE                        32.7          33.5          62.0          58.8

PROVISION FOR INCOME TAXES                    8.5           2.7          16.1           8.5
                                         --------      --------      --------      --------

INCOME BEFORE EFFECT
OF ACCOUNTING CHANGE                         24.2          30.8          45.9          50.3
                                         --------      --------      --------      --------

EFFECT OF ACCOUNTING CHANGE
NET OF TAX (SFAS 142)                          --            --            --         (25.4)
                                         --------      --------      --------      --------
NET INCOME                               $   24.2      $   30.8      $   45.9      $   24.9
                                         ========      ========      ========      ========

EARNINGS PER SHARE BEFORE ACCOUNTING     $   0.40      $   0.51      $   0.76      $   0.84
   CHANGE - DILUTED

EARNINGS PER SHARE AFTER ACCOUNTING      $   0.40      $   0.51      $   0.76      $   0.41
   CHANGE - DILUTED

AVERAGE SHARES OUTSTANDING - DILUTED         59.9          59.9          59.9          59.7
                                         ========      ========      ========      ========

                              HUBBELL INCORPORATED
                           CONSOLIDATED BALANCE SHEET
                                  (IN MILLIONS)

                                                  (UNAUDITED)  (UNAUDITED)
                                                   JUNE 2003    MARCH 2003  DEC 2002
                                                   ---------    ----------  --------
ASSETS

CASH AND TEMPORARY CASH INVESTMENTS               $   90.0     $   54.9     $   40.0
SHORT-TERM INVESTMENTS                                15.0         15.0         15.0
ACCOUNTS RECEIVABLE (NET)                            252.1        233.3        221.2
INVENTORIES                                          228.1        254.5        258.0
DEFERRED TAXES AND OTHER                              56.3         57.1         62.1
                                                  --------     --------     --------

CURRENT ASSETS                                       641.5        614.8        596.3

PROPERTY, PLANT AND EQUIPMENT (NET)                  305.0        312.0        320.6
INVESTMENTS                                           76.0         75.3         76.5
GOODWILL                                             319.2        317.5        314.6
INTANGIBLE ASSETS AND OTHER                           95.0         99.7        102.3
                                                  --------     --------     --------

TOTAL ASSETS                                      $1,436.7     $1,419.3     $1,410.3
                                                  ========     ========     ========

LIABILITIES AND SHAREHOLDERS' EQUITY

COMMERCIAL PAPER AND NOTES                        $     --     $     --     $     --
ACCOUNTS PAYABLE                                      88.3         88.0         86.2
ACCRUED SALARIES, WAGES AND EMPLOYEE BENEFITS         44.5         40.3         39.8
ACCRUED INCOME TAXES                                  33.5         32.9         25.5
DIVIDENDS PAYABLE                                     19.6         19.5         19.5
OTHER ACCRUED LIABILITIES                             77.1         79.3         83.7
                                                  --------     --------     --------

CURRENT LIABILITIES                                  263.0        260.0        254.7

LONG-TERM DEBT                                       298.7        298.7        298.7
OTHER NON-CURRENT LIABILITIES                        112.9        111.8        112.7
                                                  --------     --------     --------

TOTAL LIABILITIES                                    674.6        670.5        666.1

SHAREHOLDERS' EQUITY                                 762.1        748.8        744.2
                                                  --------     --------     --------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY          $1,436.7     $1,419.3     $1,410.3
                                                  ========     ========     ========